SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

WORLDTRADESHOW.COM, INC. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-51126 (Commission File Number)	88-355407 (IRS Employer Identification Number)

9449 Balboa Avenue, Suite 114, San Diego, California 92123 (Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (858) 292-9637

_____________________________________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES, "EXPECTS, "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE AGREEMENT WITH ONASI, PLANNED EFFORTS TO IMPLEMENT THE COMPANY'S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY'S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION OF THE COMPANY, OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, "we," "us," "our," and the "Company" refers to WorldTradeShow.com, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company has completed a review of its prior periodic and Form 8-K filings and it has concluded that the renewal of each of the following two agreements were not previously included or fully disclosed in its prior filings.

Effective August 1, 2006, the Company renewed the Independent Contractor's Agreement it has with Sheldon Silverman. The Agreement, which has a one year term which ends on July 31, 2007 (unless renewed by the Company), provides for the Company to pay Mr. Silverman a monthly fee of $15,000 (subject to the Company having sufficient funds available to paying the fee). The Company is also obligated to pay all ordinary and reasonable expenses incurred by Mr. Silverman under the terms of the Agreement. In the event that any amounts due Mr. Rosette are accrued and unpaid for a period of 60 days or longer, then Mr. Silverman has the option of accepting shares of the Company's common stock in lieu of receiving cash fee amounts due under the Agreement (using a value of $1.00 per share to calculate the number of shares due in payment of the fee amounts). Any stock issued under the Agreement may be redeemed within a 15 day period of time in the event that Mr. Silverman resigns or is terminated without cause. In that event, the redemption price is the greater of $1.00 or the average price of the Company's common stock during the preceding seven days. A copy of the Agreement is attached to this Form 8-K.

Effective August 1, 2006, the Company renewed the Independent Contractor's Agreement it has with Carlos Rosette. The Agreement, which has a one year term which ends on July 31, 2007 (unless renewed by the Company), provides for the Company to pay Mr. Rosette a monthly fee of $3,500 (subject to the Company having sufficient funds available to paying the fee). The Company is also obligated to pay all ordinary and reasonable expenses incurred by Mr. Rosette under the terms of the Agreement. In the event that any amounts due Mr. Rosette are accrued and unpaid for a period of 60 days or longer, then Mr. Rosette has the option of accepting shares of the Company's common stock in lieu of receiving cash fee amounts due under the Agreement (using a value of $1.00 per share to calculate the number of shares due in payment of the fee amounts). Any stock issued under the Agreement may be redeemed within a 15 day period of time in the event that Mr. Rosette resigns or is terminated without cause. In that event, the redemption price is the greater of $1.00 or the average price of the Company's common stock during the preceding seven days. A copy of the Agreement is attached to this Form 8-K.

ITEM 4.02  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On March 26, 2007, the Company inadvertently and prematurely filed a draft of its Form 10-QSB for the third quarter ending January 31, 2007. The filing was undertaken before the Company and its independent accountant could complete its review of the financial statements and prior to the approval of the Company's newly appointed Chief Financial Officer, Robert Malasek.

The Company discovered the following errors in the Company's filing of the draft financial statements in that the financial statements and the notes to the financial statements did not include the effect of: (A) two stock option agreements issued August 1, 2005 and (B) the notes to the financial statements do not fully incorporate revisions reflecting the balances in the financial statements.

These same errors (with respect to the two stock option agreements and the notes to the financial statements) similarly exist in the following filings made by the Company since August 1, 2005 (the "Additional Filings"): (1) the Company's Form 10-SB filed on October 19, 2005 together with the Amendment No. 1 to the Form 10-SB filed on December 14, 2005 (both of which were subsequently withdrawn); (2) the Company's Form 10-SB filed on February 14, 2006 together with the Amendment No. 1, No. 2, No. 3, No. 4, and No. 5 as filed on April 5, 2006, April 6, 2006, April 11, 2006, May 22, 2006, and June 6, 2006, respectively; (3) the Company's Form 10-KSB for the period ending April 30, 2006 as filed August 16, 2006; (4) the Company's Form 10-QSB for the period ending July 31, 2006 as filed October 12, 2006; (5) the Company's Amendment No. 1 to the Form 10-QSB for the period ending July 31, 2006 as filed October 27, 2006; (6) the Company's Form 10-QSB for the period ending October 31, 2006 as filed December 21, 2006; (7) the Company's Amendment No. 2 to the Company's Form 10-QSB for the period ending July 31, 2006 as filed January 17, 2007; and (8) the Company's Amendment No. 1 to the Company's Form 10-QSB for the period ending October 31, 2006 as filed January 17, 2007.

Except for these two errors, the Company is not aware of any other matters that were not disclosed in the Third Quarter January 31, 2007 Form 10-QSB or in the Additional Filings.

The Company's President and the Company's Board of Directors were informed of the errors and the inaccurate disclosures cited above. The Company's independent accountant and the Company's newly-elected Chief Financial Officer advised the Company of the error in the filing of the draft financial statements on March 26, 2007. The Company's independent accountant identified the items referenced above and the resulting errors in the disclosures in the financial statements contained in the Form 10-QSB for the quarter ending January 31, 2007 and in the Additional Filings.

As a result, the financial statements contained in the Form 10-QSB and the Company's 2005 Form 10-KSB and those in the Additional Filings should not be relied upon.

A copy of this Form 8-K has been provided to the Company's independent accountant on the same date that this Form 8-K is being filed with the U.S. Securities and Exchange Commission.

By this filing, the Company is hereby acknowledging that it has requested that the independent accountants provide a letter, addressed to the U.S. Securities and Exchange Commission, stating whether the independent accountant agree with the statements made by the Company in response to this Item 4.02 and, if not, stating the respects in which it does not agree. If the independent accountant does not agree with the statements made in this Form 8-K, the Company will promptly and without delay file the independent accountant's letter as an exhibit to the filed Form 8-K no later than two business days after receipt of any said letter from the independent accountant.

(d)  Exhibits

     15.3     Independent Auditors Agreement, Chang G. Park, CPA, Ph. D.

     99.1A   Independent Contractor Agreement with Sheldon Silverman

     99.2A   Independent Contractor Agreement with Carlos Rosette

     99.3     Independent Auditors Agreement, Chang G. Park, CPA, Ph. D.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDTRADESHOW.COM, INC.

Date: April 5, 2007	By:	/s/ Sheldon Silverman
Sheldon Silverman, President